JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from March 1, 2017 to August 31, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 3/1/2017
Issuer Telefonica Emisiones SAU (TELEFO 4.103% March 8, 2027)
CUSIP/ Sedol 87938WAT0
Bonds 534,000
Offering Price $100.000
Spread 0.40%
Cost $534,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 2.75%
Syndicate BBVA,BNPP,CITI,CS,GS,HSBCL,JPM,MIZUHO,SANT
Fund JPMorgan Core Bond Trust
Trade Date 3/1/2017
Issuer Telefonica Emisiones SAU (TELEFO 5.213% March 8, 2047)
CUSIP/ Sedol 87938WAU7
Bonds 547,000
Offering Price $100.000
Spread 0.83%
Cost $547,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.54%
Syndicate BBVA,BNPP,CITI,CS,GS,HSBCL,JPM,MIZUHO,SANT
Fund JPMorgan Core Bond Trust
Trade Date 3/7/2017
Issuer Exelon Generation Co LLC (EXC 3.40% March 15, 2022)
CUSIP/ Sedol 30161MAR4
Bonds 122,000
Offering Price $99.785
Spread 0.60%
Cost $121,738
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 7.18%
Syndicate ACADSE,BARCS,HNTINV,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 3/7/2017
Issuer Siemens Financieringsmaatschappij N.V. (SIEGR 3.125% March 16, 2024 144A)
CUSIP/ Sedol 82620KAS2
Bonds 750,000
Offering Price $99.894
Spread 0.32%
Cost $749,205
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 1.31%
Syndicate BNPP,CITI,DB,HSBCL,JPM,NWM
Fund JPMorgan Core Bond Trust
Trade Date 3/8/2017
Issuer Realty Income Corp (O 4.65% March 15, 2047)
CUSIP/ Sedol 756109AT1
Bonds 556,000
Offering Price $99.968
Spread 0.88%
Cost $555,822
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.31%
Syndicate ACADSE,BAML,BARCS,BNYM,CITI,COMER,CS,EVRCOR,GS,JPM,MIZUHO,MOELIS,MS,RAM,RBCCM,REGFIN,RJA,UBS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/8/2017
Issuer The Western Union Company (WU  3.60% March 15, 2022)
CUSIP/ Sedol 959802AU3
Bonds 1,100,000
Offering Price $99.859
Spread 0.60%
Cost $1,098,449
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 21.46%
Syndicate BAML, BARC, CITI, BNY, CIBC, CS, FIFTH THIRD, JPM, SCOTIA CAP, US BANCORP
Fund JPMorgan Core Bond Trust
Trade Date 3/9/2017
Issuer Westlake Automobile Receivables Trust 2017-1 C (WLAKE 2017-1 C 2.70% October 17, 2022 144A)
CUSIP/ Sedol 96042EAE7
Bonds 941,000
Offering Price $99.994
Spread 0.36%
Cost $940,947
Dealer Executing Trade BMO Capital Markets Corp
% of Offering* 18.43%
Syndicate BMO CAP, JPM, WELLS, CS
Fund JPMorgan Core Bond Trust
Trade Date 3/9/2017
Issuer Westlake Automobile Receivables Trust 2017-1 D (WLAKE 2017-1 D 3.46% October 17, 2022 144A)
CUSIP/ Sedol 96042EAF4
Bonds 947,000
Offering Price $99.993
Spread 0.36%
Cost $946,930
Dealer Executing Trade BMO Capital Markets Corp
% of Offering* 20.69%
Syndicate BMO CAP, JPM, WELLS, CS
Fund JPMorgan Core Bond Trust
Trade Date 3/16/2017
Issuer APT Pipelines Limited (APAAU 4.25% July 15, 2027 144A)
CUSIP/ Sedol 00205GAD9
Bonds 732,000
Offering Price $99.305
Spread 0.45%
Cost $726,913
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.44%
Syndicate JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 3/16/2017
Issuer Fannie Mae GeMS 2017-M3 A2 (FNA 2017-M3 A2 FRN December 25, 2026)
CUSIP/ Sedol 3136AVYL7
Bonds 6,250,000
Offering Price $95.099
Spread 0.02%
Cost $5,943,656
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 22.57%
Syndicate GS, AMHERST, DREXEL, JPM
Fund JPMorgan Core Bond Trust
Trade Date 3/22/2017
Issuer Kimco Realty Corporation (KIM 3.80% April 1, 2027)
CUSIP/ Sedol 49446RAS8
Bonds 845,000
Offering Price $99.637
Spread 0.65%
Cost $841,933
Dealer Executing Trade Barclays Capital Inc.
% of Offering* 9.26%
Syndicate BARCS,BB&T,BNYM,CIBC,CITI,DB,JPM,MS,PNCFIN,REGFIN,SCOTIA,SUN,UBS,USB
Fund JPMorgan Core Bond Trust
Trade Date 3/22/2017
Issuer Ventas Realty LP (VTR 3.85% April 1, 2027)
CUSIP/ Sedol 92277GAL1
Bonds 554,000
Offering Price $99.196
Spread 0.65%
Cost $549,546
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 8.03%
Syndicate BAML,BARCS,BB&T,BNPP,CACIB,CAPFIN,CITI,FIFTHI,JEFLLC,JPM,MUFG,RBCCM,TDSECS,UBS,WFC,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 3/28/2017
Issuer Rockwell Collins Inc. (COL 3.20% March 15, 2024)
CUSIP/ Sedol 774341AJ0
Bonds 350,000
Offering Price $99.712
Spread 0.63%
Cost $348,992
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 1.89%
Syndicate BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 3/28/2017
Issuer Rockwell Collins Inc. (COL 4.35% April 15, 2047)
CUSIP/ Sedol 774341AL5
Bonds 199,000
Offering Price $99.567
Spread 0.88%
Cost $198,138
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 2.33%
Syndicate BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 4/5/2017
Issuer Airbus Group SE (AIRFP 3.15% April 10, 2027 144A)
CUSIP/ Sedol 009279AA8
Bonds 409,000
Offering Price $99.906
Spread 0.45%
Cost $408,616
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 3.21%
Syndicate BAML,CITI,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SMFGRP,UBS
Fund JPMorgan Core Bond Trust
Trade Date 4/5/2017
Issuer Airbus Group SE (AIRFP 3.95% April 10, 2047 144A)
CUSIP/ Sedol 009279AC4
Bonds 150,000
Offering Price $98.769
Spread 0.88%
Cost $148,154
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 0.37%
Syndicate BAML,CITI,GS,JPM,MIZUHO,MS,RBCCM,SMFGRP
Fund JPMorgan Core Bond Trust
Trade Date 4/10/2017
Issuer General Motors Financial Company (GM 3.95% April 13, 2024)
CUSIP/ Sedol 37045XBW5
Bonds 1,400,000
Offering Price $99.830
Spread 0.40%
Cost $1,397,620
Dealer Executing Trade TD Securities USA LLC
% of Offering* 3.66%
Syndicate BAML,BBVA,BCOBRA,BLYLCK,BMO,JPM,MIZUHO,RAM,SANT,SG,TDSECS,UNICRD
Fund JPMorgan Core Bond Trust
Trade Date 4/12/2017
Issuer Daiwa Securities Group (DAIWA 3.129% April 19, 2022 144A)
CUSIP/ Sedol 234064AB9
Bonds 610,000
Offering Price $100.000
Spread 0.35%
Cost $610,000
Dealer Executing Trade HSBC Securities (USA) Inc.
% of Offering* 5.20%
Syndicate DAIWA,HSBCL,JPM
Fund JPMorgan Intermediate Bond Trust
Trade Date 4/26/2017
Issuer CSX Corporation (CSX 3.25% June 1, 2027)
CUSIP/ Sedol 126408HH9
Bonds 162,000
Offering Price $99.878
Spread 0.65%
Cost $161,802
Dealer Executing Trade UBS Securities LLC
% of Offering* 2.77%
Syndicate CITI,CS,JPM,MIZUHO,MS,MUFG,PNCFIN,UBS,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 4/27/2017
Issuer China Southern Power (SOPOWZ3.50% May 8, 2027 144A)
CUSIP/ Sedol 16892DAC2
Bonds 1,234,000
Offering Price $99.183
Spread 0.28%
Cost $1,223,918
Dealer Executing Trade UBS Securities LLC
% of Offering* 2.22%
Syndicate ANZ,BOC,CICC,HSBCL,JPM,UBS
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2017
Issuer The Sherwin -Williams Company (SHW 3.125% June 1, 2024)
CUSIP/ Sedol 824348AV8
Bonds 381,000
Offering Price $99.848
Spread 0.63%
Cost $380,421
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 2.22%
Syndicate CITI,HSBCL,JPM,KEYBCM,MS,PNCFIN,RBCCM,SUN,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/2/2017
Issuer The Sherwin -Williams Company (SHW 3.45% June 1, 2027)
CUSIP/ Sedol 824348AW6
Bonds 314,000
Offering Price $99.637
Spread 0.65%
Cost $312,860
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.32%
Syndicate CITI,HSBCL,JPM,KEYBCM,MS,PNCFIN,RBCCM,SUN,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/2/2017
Issuer The Sherwin -Williams Company (SHW 3.45% June 1, 2027)
CUSIP/ Sedol 824348AW6
Bonds 51,000
Offering Price $99.637
Spread 0.65%
Cost $50,815
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 3.32%
Syndicate CITI,HSBCL,JPM,KEYBCM,MS,PNCFIN,RBCCM,SUN,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/3/2017
Issuer Guardian Life Global Funding (GUARDN 2.50% May 8, 2022 144A)
CUSIP/ Sedol 40139LAD5
Bonds 125,000
Offering Price $99.874
Spread 0.30%
Cost $124,843
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 5.79%
Syndicate DB,GS,JPM
Fund JPMorgan Core Bond Trust
Trade Date 5/3/2017
Issuer Northern Trust Corporation (NTRS FRN May 8, 2032)
CUSIP/ Sedol 665859AS3
Bonds 390,000
Offering Price $100.000
Spread 0.45%
Cost $390,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.46%
Syndicate ML, MS, BARC, CITI, GS, JPM, LOOP CAP, UBS, WELLS, WILLIAMS CAP
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/3/2017
Issuer Northern Trust Corporation (NTRS FRN May 8, 2032)
CUSIP/ Sedol 665859AS3
Bonds 17,000
Offering Price $100.000
Spread 0.45%
Cost $17,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.46%
Syndicate ML, MS, BARC, CITI, GS, JPM, LOOP CAP, UBS, WELLS, WILLIAMS CAP
Fund JPMorgan Core Bond Trust
Trade Date 5/3/2017
Issuer Teachers Insurance & Annuity Association of America (TIAAGL 4.27% May 15, 2047 144A)
CUSIP/ Sedol 878091BF3
Bonds 400,000
Offering Price $99.680
Spread 0.88%
Cost $398,720
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.35%
Syndicate BAML,BARCS,CITI,CS,DB,DRXHAM,GS,HSBCL,JPM,MS,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 5/4/2017
Issuer Apple Inc (AAPL 3.20% May 11, 2027)
CUSIP/ Sedol 037833CR9
Bonds 686,000
Offering Price $100.000
Spread 0.20%
Cost $686,000
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 1.54%
Syndicate BAML,BARCS,CITI,DB,GS,JPM,LOOPCM,MISCH,MS,MUFG,SIEBRT,WFC,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 5/4/2017
Issuer Apple Inc (AAPL 2.85% May 11, 2024)
CUSIP/ Sedol 037833CU2
Bonds 467,000
Offering Price $99.905
Spread 0.15%
Cost $466,556
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 0.93%
Syndicate BAML,BARCS,CITI,DB,GS,JPM,LOOPCM,MISCH,MS,MUFG,SIEBRT,WFC,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 5/16/2017
Issuer EPR Properties (EPR 4.50% June 1, 2027)
CUSIP/ Sedol 26884UAD1
Bonds 621,000
Offering Price $99.393
Spread 0.65%
Cost $617,231
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 10.03%
Syndicate BAML,BNPP,BOKF,JPM,KEYBCM,RBCCM,UMBFIN,USB
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/16/2017
Issuer EPR Properties (EPR 4.50% June 1, 2027)
CUSIP/ Sedol 26884UAD1
Bonds 62,000
Offering Price $99.393
Spread 0.65%
Cost $61,624
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 10.03%
Syndicate BAML,BNPP,BOKF,JPM,KEYBCM,RBCCM,UMBFIN,USB
Fund JPMorgan Core Bond Trust
Trade Date 5/17/2017
Issuer Martin Marietta Materials Inc. (MLM 3.45% June 1, 2027)
CUSIP/ Sedol 573284AQ9
Bonds 770,000
Offering Price $99.798
Spread 0.65%
Cost $768,445
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 6.30%
Syndicate BB&T,COMER,DB,JPM,MUFG,SUN,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/17/2017
Issuer Martin Marietta Materials Inc. (MLM 3.45% June 1, 2027)
CUSIP/ Sedol 573284AQ9
Bonds 78,000
Offering Price $99.798
Spread 0.65%
Cost $77,842
Dealer Executing Trade Deutsche Bank Securities
% of Offering* 6.30%
Syndicate BB&T,COMER,DB,JPM,MUFG,SUN,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/19/2017
Issuer Qualcomm Inc (QCOM 2.60% January 20, 2023)
CUSIP/ Sedol 747525AR4
Bonds 104,000
Offering Price $99.839
Spread 0.25%
Cost $103,833
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 0.56%
Syndicate ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,LLOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/19/2017
Issuer Qualcomm Inc (QCOM 3.25% May 20, 2027)
CUSIP/ Sedol 747525AU7
Bonds 815,000
Offering Price $99.738
Spread 0.40%
Cost $812,865
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 2.83%
Syndicate ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,LLOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/19/2017
Issuer Qualcomm Inc (QCOM 3.25% May 20, 2027)
CUSIP/ Sedol 747525AU7
Bonds 94,000
Offering Price $99.738
Spread 0.40%
Cost $93,754
Dealer Executing Trade Goldman Sachs & Co New York
% of Offering* 2.83%
Syndicate ACADSE,BAML,BARCS,BNPP,CITI,DB,GS,JPM,LEBENT,LLOYDS,LOOPCM,MIZUHO,MUFG,SMFGRP,USB,WFC
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/22/2017
Issuer The Coca-Cola Company (KO 2.90% May 25, 2027)
CUSIP/ Sedol 191216CE8
Bonds 200,000
Offering Price $99.595
Spread 0.45%
Cost $199,190
Dealer Executing Trade BofA Merrill Lynch
% of Offering* 0.44%
Syndicate BAML,DRXHAM,JPM,LEBENT,SANT,SIEBRT
Fund JPMorgan Core Bond Trust
Trade Date 5/22/2017
Issuer Enel Finance International NV (ENELIM 3.625% May 25, 2027 144A)
CUSIP/ Sedol 29278GAA6
Bonds 740,000
Offering Price $98.990
Spread 0.45%
Cost $732,526
Dealer Executing Trade SG Americas Securities LLC
% of Offering* 1.32%
Syndicate BAML,BARCS,BNPP,CITI,CS,GS,HSBCL,JPM,MS,SG
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/22/2017
Issuer Enel Finance International NV (ENELIM 3.625% May 25, 2027 144A)
CUSIP/ Sedol 29278GAA6
Bonds 200,000
Offering Price $98.990
Spread 0.45%
Cost $197,980
Dealer Executing Trade SG Americas Securities LLC
% of Offering* 1.32%
Syndicate BAML,BARCS,BNPP,CITI,CS,GS,HSBCL,JPM,MS,SG
Fund JPMorgan Core Bond Trust
Trade Date 5/22/2017
Issuer TC Pipelines LP (TCP 3.90% May 25, 2027)
CUSIP/ Sedol 87233QAC2
Bonds 391,000
Offering Price $100.000
Spread 0.65%
Cost $391,000
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering* 1.81%
Syndicate BAML, MUFG SEC, CITI, DB, HSBC, JPM, MIZUHO SEC, SUNTRUST, WELLS
Fund JPMorgan Intermediate Bond Trust
Trade Date 5/22/2017
Issuer TC Pipelines LP (TCP 3.90% May 25, 2027)
CUSIP/ Sedol 87233QAC2
Bonds 42,000
Offering Price $100.000
Spread 0.65%
Cost $42,000
Dealer Executing Trade MUFG Securities Americas Inc.
% of Offering* 1.81%
Syndicate BAML, MUFG SEC, CITI, DB, HSBC, JPM, MIZUHO SEC, SUNTRUST, WELLS
Fund JPMorgan Core Bond Trust
Trade Date 5/23/2017
Issuer DDR Corporation (DDR 4.70% June 1, 2027)
CUSIP/ Sedol 23317HAF9
Bonds 330,000
Offering Price $99.817
Spread 0.65%
Cost $329,396
Dealer Executing Trade Wells Fargo Securities LLC
% of Offering* 0.97%
Syndicate JEFLLC,JPM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 5/23/2017
Issuer Great-West Lifeco Finance (Delaware) LP (GWOCN 4.15% January 3, 2047 144A
CUSIP/ Sedol 391382AB4
Bonds 700,000
Offering Price $99.218
Spread 0.88%
Cost $694,526
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering* 3.63%
Syndicate BMO,JPM,RBCCM,WFC
Fund JPMorgan Core Bond Trust
Trade Date 6/1/2017
Issuer Arrow Eletronics Inc (ARW 3.875% January 12, 2028)
CUSIP/ Sedol 042735BF6
Bonds 442,000
Offering Price $99.575
Spread 0.65%
Cost $440,122
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 4.84%
Syndicate BNYM,CACIB,CITI,HSBCL,JPM,KEYBCM,MIZUHO,MUFG,RBS,SUN,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 6/5/2017
Issuer Dr Pepper Snapple Group (DPS 3.43% June15, 2027 144A)
CUSIP/ Sedol 26138EAZ2
Bonds 250,000
Offering Price $101.388
Spread 0.45%
Cost $253,470
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 7.68%
Syndicate BARCS,BNPP,CITI,HSBCL,JPM,UNICRD
Fund JPMorgan Core Bond Trust
Trade Date 6/13/2017
Issuer Apple Inc (AAPL 3.00% June 20, 2027)
CUSIP/ Sedol 037833CX6
Bonds 1,125,000
Offering Price $99.769
Spread 0.20%
Cost $1,122,401
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.31%
Syndicate BAML,BBVA,BCOBRA,BLYLCK,BMO,JPM,MIZUHO,RAM,SANT,SG,TDSECS,UNICRD
Fund JPMorgan Core Bond Trust
Trade Date 6/14/2017
Issuer Consumer Loan Underlyin Bond (Club) 2017-NP1 A (CLUB 2017-NP1 A 2.39% April 17, 2023 144A)
CUSIP/ Sedol 21050EAA2
Bonds 1,150,000
Offering Price $100.000
Spread 0.75%
Cost $1,149,997
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 13.61%
Syndicate CITI, JPM, BNP, JEFFRIES
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2017
Issuer FirstEnergy Corp Series B (FE 3.90% July 15, 2027)
CUSIP/ Sedol 337932AH0
Bonds 299,000
Offering Price $99.667
Spread 0.65%
Cost $298,004
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.50%
Syndicate JPM, BARC, BOA, MS, CITI, GS, MIZUHO, PNC CAP, SCOTIA, KEY, US BANC
Fund JPMorgan Core Bond Trust
Trade Date 6/19/2017
Issuer FirstEnergy Corp Series B (FE 4.85% July 15, 2047)
CUSIP/ Sedol 337932AJ6
Bonds 289,000
Offering Price $99.369
Spread 0.88%
Cost $287,176
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.64%
Syndicate ICBKC,JPM,KEYBCM,MIZUHO,PNCFIN,SUN
Fund JPMorgan Core Bond Trust
Trade Date 6/27/2017
Issuer Enbridge Inc (ENBCN 3.70% July 15, 2027)
CUSIP/ Sedol 29250NAR6
Bonds 215,000
Offering Price $99.974
Spread 0.65%
Cost $214,944
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 1.70%
Syndicate ANZ,BAML,BOC,CCB,CITI,CS,DB,GS,HSBCL,ICBKC,JPM,MIZUHO,MS,UBS
Fund JPMorgan Core Bond Trust
Trade Date 7/10/2017
Issuer Intesa Sanpaolo SPA (ISPIM 3.875% July 14, 2027 144A)
CUSIP/ Sedol 46115HBB2
Bonds 859,000
Offering Price $99.786
Spread 0.45%
Cost $857,162
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.75%
Syndicate BAML,CITI,GS,INTES,JPM,MS,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/10/2017
Issuer Orix Corporation (ORIX 2.90% July 18, 2022)
CUSIP/ Sedol 686330AH4
Bonds 553,000
Offering Price $99.852
Spread 0.35%
Cost $552,182
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 3.77%
Syndicate GS,JPM,MS
Fund JPMorgan Core Bond Trust
Trade Date 7/17/2017
Issuer AerCap Ireland Capital DAC and AerCap Global Aviation Trust (AER 3.65% July 21, 2027)
CUSIP/ Sedol 00774MAB1
Bonds 1,220,000
Offering Price $99.494
Spread 0.65%
Cost $1,213,827
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 2.80%
Syndicate BAML,BARCS,BNP,CACIB,CITI,CS,DB,GS,HSBCL,JPM,MIZUHO,MS,RBCCM,SANT,STIFEL,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/24/2017
Issuer Cox Communications Inc (COXENT 4.60% August 15, 2047 144A)
CUSIP/ Sedol 224044CK1
Bonds 275,000
Offering Price $99.386
Spread 0.88%
Cost $273,312
Dealer Executing Trade RBC Capital Markets LLC
% of Offering* 2.09%
Syndicate BARCS,CITI,DB,JPM,MIZUHO,MUFG,RBCCM,STIFEL,WFC
Fund JPMorgan Core Bond Trust
Trade Date 7/31/2017
Issuer American Airlines Inc. 2017-2 AA PTT (AAL 2017-2 AA PTT 3.35% October 15, 2029)
CUSIP/ Sedol 02376AAA7
Bonds 409,000
Offering Price $100.000
Spread 1.00%
Cost $409,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 4.48%
Syndicate ACADSE,BAML,BARCS,CACIB,CITI,CS,DB,GS,ICBKC,JPM,MS,USB
Fund JPMorgan Core Bond Trust
Trade Date 8/2/2017
Issuer Digital Realty Trust LP (DLR 3.70% August 15, 2027)
CUSIP/ Sedol 25389JAR7
Bonds 252,000
Offering Price $99.924
Spread 0.65%
Cost $251,808
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.05%
Syndicate BAML,BARCS,BB&T,BBVA,CITI,CS,JEFLLC,JPM,MIZUHO,MS,MUFG,RJA,SCOTIA,SMFGRP,SUN,TDSECS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/7/2017
Issuer DDR Corp (DDR 3.90% August 15, 2024)
CUSIP/ Sedol 23317HAG7
Bonds 424,000
Offering Price $99.703
Spread 0.63%
Cost $422,741
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 2.40%
Syndicate CITI,FTN,GS,HNTINV,JPM,SMFGRP,USB,WILLCP
Fund JPMorgan Core Bond Trust
Trade Date 8/10/2017
Issuer O'Reilly Automotive Inc (ORLY 3.60% September 1, 2027)
CUSIP/ Sedol 67103HAF4
Bonds 432,000
Offering Price $99.840
Spread 0.65%
Cost $431,309
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 1.68%
Syndicate BAML,BNP,CAPFIN,CITFIN,HNTINV,JPM,MIZUHO,MUFG,PNCFIN,REGFIN,SUN,TDSECS,USB,WFC
Fund JPMorgan Core Bond Trust
Trade Date 8/14/2017
Issuer Lear Corporation (LEA 3.80% September 15, 2027)
CUSIP/ Sedol 521865AY1
Bonds 188,000
Offering Price $99.294
Spread 0.65%
Cost $186,673
Dealer Executing Trade B ofA Merrill Lynch
% of Offering* 0.60%
Syndicate BAML,BARCS,CITI,COBA,HSBCL,JPM,PNCFIN,SG,UNICRD,USB
Fund JPMorgan Core Bond Trust
Trade Date 8/15/2017
Issuer E*Trade Financial Corp (ETFC 3.80% August 24, 2027)
CUSIP/ Sedol 269246BQ6
Bonds 160,000
Offering Price $99.852
Spread 0.65%
Cost $159,763
Dealer Executing Trade Credit Suisse Securities (USA) LLC
% of Offering* 0.90%
Syndicate BAML,BARCS,CS,GS,JPM,MS,WFC